SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

  Date of Report (Date of earliest event reported) May 24,
                            2001

                 Trading Solutions.com, Inc.
                 ---------------------------
   (Exact name of registrant as specified in its charter)


  Nevada                      333857-87                    88- 0425691
  ------                      ---------                    ----------
(State or other jurisdiction  (Commission File Number)   (IRS Employer
 of incorporation)                                    Identification Number)


    200 Camino Aguajito, Suite 200, Monterey, California  93940
   - ---------------------------------------------------------
          (Address of principal executive offices)      (Zip Code)


  Registrant's telephone number, including area code: (831)375-6209.

_______________________________________________________________________
    (Former name or former address, if changed since last report.)


ITEM 1. Changes in Control of Registrant.

See Item 5; and Item 7, Exhibits.


ITEM 2.  Acquisition or Disposition of Assets.

See Item 5; and Item 7, Exhibits.


ITEM 3. Bankruptcy or Receivership.

None.


ITEM 4.  Changes in Registrant's Certifying Accountant.

None.


ITEM 5.  Other Events.

On May 24, 2001, the Company signed a Letter of Intent with Springland Beverages, Inc. ("Springland") pursuant to which the Company my acquire 100% of the outstanding common stock of Springland in exchange of "restricted securities" (common stock) of the Company. A copy of the Letter of Intent is attached hereto and incorporated herein by reference. See
Item 7.

No assurance can be given that the reorganization outlined in the Letter of Intent will be completed as contemplated.


ITEM 6.  Resignations of Registrant's Director's

None.


ITEM 7.  Financial Statements and Exhibits.

2:
     The Company's Press Release as published on May 25, 2001 and
     Letter of Intent signed as of May 24, 2001 regarding proposed reorganization


ITEM 8.  Change in Fiscal Year.

None.

                         SIGNATURES

Pursuant to the  requirements  of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 TRADING SOLUTIONS.COM, INC.


                 By: /s/ Natalie Shahvaran

                     ---------------------
                     Natalie Shahvaran
                     President and CEO


Date: May 25, 2001

---------------------